UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2009

ZOO ENTERTAINMENT, INC.
(Exact name of registrant as specified in its charter)

Delaware	333-124829	71-1033391

(State or Other Jurisdiction	(Commission File Number)	(I.R.S. Employer
of Incorporation)		Identification No.)

2121 Avenue of the Stars, Suite 2550
Los Angeles, CA 90067
(Address of principal executive
offices including zip code)

(310) 601-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Financing

On November 20, 2009, Zoo Entertainment, Inc. (the “Company”) entered into a Securities Purchase Agreement (the “Purchase Agreement”), with certain investors identified therein (collectively, the “Investors”), pursuant to which the Company agreed to sell to the Investors in a private offering an aggregate of up to 2,000,000 shares of the Company’s Series A Convertible Preferred Stock, par value $0.001 per share (the “Series A Preferred Shares”), at a price per share equal to $2.50, for gross proceeds to the Company of up to $5,000,000 (the “Financing”).  On November 20, 2009, the Company sold Series A Preferred Shares and Warrants (as defined below), that when converted and exercised, will equal 1,689,606,000 shares of Common Stock (as defined below), for gross proceeds to the Company of $4,224,015. Such amount includes an aggregate $450,000 investment made by certain of the Company’s officers and directors, which investment of at least $300,000 was a condition to the closing of the Financing.  The Purchase Agreement provides for subsequent closings whereby the Company may issue additional Series A Preferred Shares to one or more additional investors at any time and from time to time on or before November 30, 2009. Each Series A Preferred Share shall automatically convert into 1,000 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), upon the effectiveness of the filing of an amendment to the Company’s Certificate of Incorporation authorizing a sufficient number of shares of Common Stock to permit the conversion of the Series A Preferred Shares.  The Series A Preferred Shares have such other terms and conditions as set forth in the Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock, as described under Item 5.03 of this Current Report on Form 8-K, which is incorporated herein by reference.

In connection with the Financing, the Company also issued to each of Focus Capital Partners, LLC and Socius Capital Group, LLC, two of the lead Investors in the Financing (the “Lead Investors”), a warrant (the “Warrants”) to purchase a certain number of shares of Common Stock included as part of the 1,689,606,000 shares described above.   The Warrants have a five year term and an exercise price of $0.01 per share.  The Warrants contain customary limitations on the amount of the Warrants that can be exercised.  Additionally, the Warrants provide that they cannot be exercised until the effectiveness of the filing of an amendment to the Company’s Certificate of Incorporation authorizing a sufficient number of shares of Common Stock to permit the exercise of the Warrants.  The foregoing description of the Warrants does not purport to be complete and is qualified in its entirety by reference to the form of Warrant, a copy of which is attached hereto as Exhibit 4.1 and which is incorporated herein by reference.

The Company also entered into a Registration Rights Agreement with the Lead Investors, pursuant to which the Company agreed to register the resale of the shares of Common Stock issuable upon conversion of the Series A Preferred Shares and exercise of the Warrants that were issued to the Lead Investors (the “Registrable Securities”). The Company is required to file a registration statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) no later than December 5, 2009 (the “Filing Date”). The Company is obligated to use its best efforts to cause the Registration Statement to be declared effective under the Securities Act of 1933, as amended (the “Securities Act”), as soon as possible, but in any event within 60 days of November 20, 2009 (“Closing Date”). The Company is required to use its best efforts to keep the Registration Statement effective under the Securities Act until the date when all Registrable Securities have been sold, or can be sold without restrictions pursuant to Rule 144 promulgated under the Securities Act.

In the event that (a) the Registration Statement is not filed on or before the Filing Date, (b) the Registration Statement is not declared effective within 60 days of the Closing Date, (c) the Registration Statement is not declared effective within 90 days from the Closing Date (and in such case the penalty will increase to 2% for the following 30 days or until earlier declared effective), (d) the Registration Statement is not declared effective within 120 days from the Closing Date (and in such case the penalty will increase to 3% and will be and remain payable until the Registration Statement is declared effective), (e) the Company fails to file with the Commission a request for acceleration of a Registration Statement within five trading days of the date that the Company is notified that such Registration Statement will not be reviewed or will not be subject to further review by the Commission or (f) the Company does not respond to comments received from the Commission with respect to the Registration Statement as soon as practicable and, in any event, within seven business days of receipt of such comments (if such comments relate to accounting issues) and within five business days of receipt of such comments (if such comments relate to any other issue), then the Company is required to pay to each Lead Investor an amount in cash equal to 1% of the number of Registrable Securities held by such Lead Investor as of the date of such event, multiplied by the purchase price paid by such Investor for such Registrable Securities then held, on the date of such event and on every monthly anniversary of such event until it is cured.  Notwithstanding the foregoing, penalties for any of the events under subsections (a) and (f) above, shall be half a percent, and all penalties shall not exceed 1.5% for each of the first two 30 day periods, 1% for the next 30 day period, or 3% for each of the next three 30 day periods.  The registration rights set forth in the Registration Rights Agreement are also subject to customary cut-back provisions pursuant to Rule 415 of the Securities Act.

Pursuant to the Purchase Agreement, one of the Investors, David Smith, or his nominee, will be invited to join the Company’s board of directors.

Except with the prior written consent of the Company, the Company’s officers and directors who made an aggregate $450,000 investment pursuant to the Purchase Agreement, agreed not to sell, transfer, pledge or otherwise dispose of any shares of Common Stock, or securities convertible into or exercisable or exchangeable for Common Stock, owned by them for a period of 190 days from the Closing Date.

Amendments to Existing Notes

As a condition to the closing of the Financing, on November 20, 2009, the Company entered into Amendment No. 6 to Senior Secured Convertible Note (“Amendment No. 6”), with the requisite number of holders (the “Holders”) of the Company’s senior secured convertible notes issued in the aggregate principal amount of $11,150,000 (the “Notes”).  As previously disclosed, the Notes were issued pursuant to that certain Note Purchase Agreement, dated as of July 7, 2008, as subsequently amended on July 15, 2008, July 31, 2008 and August 12, 2008, pursuant to which the Company consummated a financing to raise $9,000,000 through the sale of Notes to certain Holders (the “First Convertible Note Financing”), and that certain Note Purchase Agreement, dated as of September 26, 2008, pursuant to which the Company consummated a second financing to raise $1,400,000 through the sale of Notes to certain Holders (the “Second Convertible Note Financing”).  Additionally, on July 7, 2008, the Company issued a Note to Trinad Capital Management, LLC in the principal amount of $750,000.

Amendment No. 6 provides that the principal balance and all accrued and unpaid interest underlying all of the Notes shall automatically convert into shares of the Company’s Series B Convertible Preferred Stock, par value $0.001 per share (“Series B Preferred Shares”), at a rate of one Series B Preferred Share for every $10.00 of principal plus accrued and unpaid interest underlying the Notes, following the consummation of a sale of Series A Preferred Shares, provided that such sale results in aggregate gross cash proceeds to the Company of at least $4,000,000, and each Series A Preferred Share is initially convertible into 1,000 shares of Common Stock.  Additionally, pursuant to Amendment No. 6, the Company and the Holders terminated that certain letter agreement, dated as of June 26, 2009, which provided for certain registration rights with respect to the shares of Common Stock issuable upon conversion of the Notes.  The foregoing description of Amendment No. 6 does not purport to be complete and is qualified in its entirety by reference to Amendment No. 6, a copy of which is attached hereto as Exhibit 10.1 and which is incorporated herein by reference.

On November 20, 2009, upon consummation of the Financing, $11,884,390 of principal plus accrued and unpaid interest underlying the Notes converted into an aggregate of 1,188,439 Series B Preferred Shares, which, when converted, will represent 1,188,439,000 shares of Common Stock.  All outstanding rights with respect to the Notes were terminated and all obligations of the Company under the Notes were discharged in full.  Each Series B Preferred Share shall automatically convert into 1,000 shares of Common Stock upon the effectiveness of the filing of an amendment to the Company’s Certificate of Incorporation authorizing a sufficient number of shares of Common Stock to permit the conversion of the Series B Preferred Shares.  The Series B Preferred Shares were issued on the terms and conditions set forth in the Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock, as disclosed under Item 5.03 of this Current Report on Form 8-K, which is incorporated herein by reference.

Except with the prior written consent of the Company, certain of the Holders agreed not to sell, transfer, pledge or otherwise dispose of any shares of Common Stock, or securities convertible into or exercisable or exchangeable for Common Stock, owned by them for a period of 190 days from the Closing Date.

Amendments to Fee Letters

On November 20, 2009, as a condition to the consummation of the Financing, the Company entered into an Amendment No. 2 to Letter Agreement with each of Mark Seremet, the President, Chief Executive Officer and a director of the Company, and David Rosenbaum, President of Zoo Publishing, Inc. (the “Fee Letter Amendments”), which amended each of those letter agreements, dated as of May 12, 2009, as amended on August 31, 2009, pursuant to which, in consideration of each of Messrs. Seremet and Rosenbaum entering into guarantees with each of Wells Fargo Bank, National Association in connection with the Company’s purchase order financing, and Solutions 2 Go, Inc. to guaranty the payment of all indebtedness of the Company and its affiliates in connection with that certain Advance Agreement with Solutions 2 Go, Inc. and Solutions 2 Go, LLC, the Company agreed to provide certain compensation to Messrs. Seremet and Rosenbaum (the “Fee Letters”), as previously disclosed in those Current Reports on Form 8-K filed with the Commission  on May 18, 2009 and September 4, 2009.  The Fee Letter Amendments provide that the monthly compensation payable to each of Messrs. Seremet and Rosenbaum shall terminate on November 30, 2010, and that the Company shall grant to each of Messrs. Seremet and Rosenbaum an option to purchase (or restricted stock or other incentives intended to comply with Section 409A of the Internal Revenue Code) approximately 6.25% of the Company’s outstanding shares of common stock, as soon as possible following the consummation of the Financing on such terms and conditions as shall be determined by the board of directors of the Company.  If the Company’s board of directors determines that the aforementioned issuance will be in the form of options, the options to acquire such shares shall be based on a fully diluted current basis as adjusted for stock splits, dividends, reorganizations and like events.  The foregoing description of the Fee Letter Amendments does not purport to be complete and is qualified in its entirety by reference to the Fee Letter Amendments, copies of which are attached hereto as Exhibits 10.2 and 10.3 and which are incorporated herein by reference.

ITEM 1.02 TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

In connection with the conversion of the Notes into 1,188,439 Series B Preferred Shares, as described under Item 1.01 of this Current Report on Form 8-K, which is incorporated by reference herein, that certain Note Purchase Agreement, dated as of July 7, 2008, as amended, entered into by and among the Company and certain Holders in connection with the First Convertible Note Financing, and that certain Note Purchase Agreement, dated as of September 26, 2008, entered into by and among the Company and certain Holders in connection with the Second Convertible Note Financing, each terminated in its entirety.  The material terms of each Note Purchase Agreement were disclosed in those Current Reports on Form 8-K filed with the Commission on July 11, 2008, July 17, 2008, August 1, 2008, August 15, 2008 and October 2, 2008, which are incorporated herein by reference.  No penalties were incurred in connection with the termination.

Additionally, in connection with the conversion of the Notes, that certain Security Agreement, dated as of July 7, 2008, as amended, entered into by and among the Company and certain Holders in connection with the First Convertible Note Financing, and that certain Security Agreement, dated as of September 26, 2008, entered into by and among the Company and certain Holders in connection with the Second Convertible Note Financing, along with the security interests in all of the Company’s assets granted thereunder to each of the Holders to secure the Company’s obligations under the Notes, each terminated in its entirety.  The material terms of each Security Agreement were disclosed in those Current Reports on Form 8-K filed with the Commission on July 11, 2008, August 15, 2008 and October 2, 2008, which are incorporated herein by reference. No penalties were incurred in connection with the termination.

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

The information contained in Item 1.01 of this Current Report on Form 8-K with respect to the Series A Preferred Shares, the Series B Preferred Shares and the Warrants is incorporated herein by reference. The Series A Preferred Shares, the Series B Preferred Shares and the Warrants were issued pursuant to Section 4(2) of the Securities Act, and the rules and regulations promulgated thereunder, including Rule 506 of Regulation D.  A registration statement covering the resale of the Registrable Securities issued to the Lead Investors will be filed with the Commission, as described under Item 1.01 of this Current Report on Form 8-K.

ITEM 5.03 AMENDMENTS TO ARTICLES OF INCORPORATION OR BY-LAWS; CHANGE IN FISCAL YEAR.

On November 20, 2009 the Company filed with the Secretary of State of the State of Delaware a Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock (the “Series A Certificate of Designation”) designating 2,000,000 shares of its authorized preferred stock, par value $0.001 per share, as Series A Convertible Preferred Stock (the “Series A Preferred Stock”), and a Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock (the “Series B Certificate of Designation”) designating 1,200,000 shares of its authorized preferred stock, par value $0.001 per share, as Series B Convertible Preferred Stock (the “Series B Preferred Stock”). The Series A Certificate of Designation and the Series B Certificate of Designation were approved by the Company’s Board of Directors on November 13, 2009.

Immediately upon the effectiveness of the filing of an amendment to the Company’s Certificate of Incorporation authorizing a sufficient number of shares of Common Stock to permit the conversion of the shares of Series A Preferred Stock and Series B Preferred Stock into shares of Common Stock (a) all issued and outstanding shares of Series A Preferred Stock shall automatically convert into that number of shares of Common Stock obtained by dividing the original purchase price of the shares of such Series A Preferred Stock, which is $2.50 per share, plus the amount of any accumulated but unpaid dividends as of the conversion date, by the conversion price in effect at the close of business on the conversion date, which is initially $0.0025 and (b) all issued and outstanding shares of Series B Preferred Stock shall automatically convert into that number of shares of Common Stock obtained by dividing the original purchase price of the shares of such Series B Preferred Stock, which is $10 per share, plus the amount of any accumulated but unpaid dividends as of the conversion date, by the conversion price in effect at the close of business on the conversion date, which is initially $0.01.

The holders of Series A Preferred Stock and Series B Preferred Stock are entitled to vote together along with the holders of the Common Stock and any other class or series of capital stock of the Company entitled to vote together with the holders of the Common Stock as a single class, on all matters submitted for a vote (or written consents in lieu of a vote) of the holders of Common Stock, and are entitled to other voting rights as set forth in the Company’s Certificate of Incorporation and the Series A Certificate of Designation and Series B Certificate of Designation, as applicable. On all matters as to which shares of Series A Preferred Stock, Series B Preferred Stock or Common Stock are entitled to vote or consent, each share of Series A Preferred Stock or Series B Preferred Stock, as applicable, entitles its holder to the number of votes that the Common Stock into which it is convertible would have if such Series A Preferred Stock or Series B Preferred Stock, as applicable, had been so converted into Common Stock.

Dividends on the Series A Preferred Stock and Series B Preferred Stock are not mandatory, but if and when the Company’s board of directors declares such dividends, they shall be payable pari passu with one another, and in preference and priority to any payment of any dividends on the Common Stock.  After payment of any preferential dividends to the holders of Series A Preferred Stock and Series B Preferred Stock, if the Company’s board of directors declares a dividend on the Common Stock, it shall also declare a dividend at such time on each share of Series A Preferred Stock and Series B Preferred Stock.

In the event of any liquidation, dissolution or winding up of the Company, or in the event of its insolvency, the holders of the Series A Preferred Stock and the Series B Preferred Stock shall be entitled, pari passu with distributions to the other, to have set apart for them or to be paid out of the assets of the Company available for distribution to stockholders (after provision for the payment of all debts and liabilities, and before any distribution made to any holders of Common Stock or any class of securities junior to the Series A Preferred Stock and the Series B Preferred Stock), an amount equal to $2.50 per share with respect to the Series A Preferred Stock and $10 per share with respect to the Series B Preferred Stock.

The foregoing description of the Series A Certificate of Designation and the Series B Certificate of Designation does not purport to be complete, and is qualified in its entirety by reference to the Series A Certificate of Designation and the Series B Certificate of Designation, copies of which are attached hereto as Exhibits 3.1 and 3.2, respectively, and incorporated herein by reference.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Number	Description
3.1	Certificate of Designation, Preferences and Rights of Series A Convertible Preferred Stock.
3.2	Certificate of Designation, Preferences and Rights of Series B Convertible Preferred Stock.
4.1	Form of Warrant.
10.1	Amendment No. 6 to Senior Secured Convertible Promissory Note, by and among Zoo Entertainment, Inc. and the note holders set forth therein, dated as of November 20, 2009.
10.2	Amendment No. 2 to Letter Agreement, by and between Zoo Entertainment, Inc. and Mark Seremet, dated as of November 20, 2009.
10.3	Amendment No. 2 to Letter Agreement, by and between Zoo Entertainment, Inc. and David Rosenbaum, dated as of November 20, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 27, 2009
ZOO ENTERTAINMENT, INC.

	By:	/s/ Mark Seremet
	Name:	Mark Seremet
	Title:	Chief Executive Officer

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